                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 11, 2000 (June 1, 2000)

                              SearchHound.com, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     0-19471                  91-1942841
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                              1700 Wyandotte Street
                           Kansas City, Missouri 64108
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (816) 960-3777
              (Registrant's telephone number, including area code)


                         PAN International Gaming, Inc.
                            19239 Aurora Avenue North
                            Shoreline, WA 98133-3930
          (former name or former address if changed since last report)

ITEM 7. Financial Statements and Exhibits

        (a)    Financial Statements of Business Acquired
               a. SearcHound.com 2000 Ltd.
               b. SoloSearch.com, Inc.

        (b)    Exhibits included by reference

               2.1 Stock Purchase Agreement dated as of May 4, 2000, by and among PAN International Gaming, Inc., and Cohen Capital Technologies, L.L.C., Kirk C. Reivich, and October Capital, L.L.C.

               2.2 Agreement and Plan of Business Combination dated as of April 14, 2000, by and among PAN International Gaming, Inc., and SearchHound.com 2000, Ltd., a Nevada corporation.



                              SEARCHHOUND.COM, INC.
                          INDEX TO FINANCIAL STATEMENTS


                                                                                          Page
                                                                                        --------
[Heading of Financial Statements]...................................................... [page #]

                            SEARCHOUND.COM 2000, LTD.

                          (A DEVELOPMENT STAGE COMPANY)
















                          INTERIM FINANCIAL STATEMENTS
                        FOR THE PERIOD ENDED JUNE 1, 2000











                          WILLIAM L. BUTCHER, CPA P.S.
                           Certified Public Accountant

                                 1620 3RD Street
                              Marysville, WA 98270
                              PHONE (360) 658-8347
                              FAX - (360) 658-1165

                                TABLE OF CONTENTS




                                                                          Page
                                                                          ----
         Accountant's Report                                                1

         Financial Statements
               Statements of Financial Position                             2
               Statements of Loss and Accumulated Deficit                   3
               Statements of Cash Flows                                     4
               Statements of Changes in Stockholders' Equity                5

         Notes to Financial Statements                                    6 & 7

                         [WILLIAM L. BUTCHER LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of SEARCHOUND.COM 2000, LTD. Kansas City, Mo.

I have audited the accompanying Statement of Financial Position of SearcHound.com 2000, Ltd. (a Nevada corporation), (a development stage company), as of, June 1, 2000, and the related Statements of Loss and Deficit, Statement of Cash Flows for the period from Inception (April 11, 2000) to June 1, 2000, and the Statement of Changes in Shareholders' Equity. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SearcHound.com 2000, Ltd. (a
Nevada corporation), (a development stage company), as of, June 1, 2000, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that SearcHound.com 2000, Ltd. will continue as a going concern. As discussed in Note 3 to the financial statements, SearcHound.com 2000, Ltd. is engaged in new operations, and the ability to continue to exist as a going concern relies on the company's ability to retain adequate financing and to generate sufficient sales. These conditions raise substantial doubt about the company's ability to continue as a going concern. Management plans in this regard are described in
Note 3. The financial statements do not include any adjustment that might result from the outcome of the uncertainty of future agreements, financing or sales.




/s/ WILLIAM L. BUTCHER, CPA P.S.

WILLIAM L. BUTCHER, CPA P.S.
Marysville, Washington
September 26, 2000

                            SEARCHOUND.COM 2000, LTD.
                          (A Development Stage Company)
           Statement of Losses and Accumulated Deficit for the period from Inception April 11, 2000 to June 1, 2000


                                           Inception
                                         April 11, 2000
                                            through
                                          June 1, 2000
                                            --------
SALES                                       $      0
EXPENSES
     Banking                                     196
     Legal Fees                               13,668
                                            --------
         Total operating Expenses             13,864
                                            --------

Net (Loss)                                   (13,864)

Accumulated Deficit beginning of period            0

Accumulated Deficit end of period           $(13,864)
                                            ========


The accompanying notes are an intregal part of these financial statements.

                            SEARCHOUND.COM 2000, LTD.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. THE COMPANY

SEARCHOUND.COM 2000, LTD. (a Nevada corporation), hereinafter referred to as the "Company" was initially organized under the laws of the State of Nevada on April 11, 2000.

The Company is in the business of managing it's own search engine web site and the related data base of users.


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of SearcHound.com2000, Ltd.. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.


NATURE OF OPERATIONS

See The Company above


CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.


PROPERTY AND EQUIPMENT

Property and equipment are stated at the lower of cost or fair market value. Depreciation is computed for financial statement purposes as well as for federal income tax purposes using the MACRS (Modified Accelerated Cost Recovery System) method of depreciation. Equipment and Leasehold improvements are depreciated over five years. Software is amortized over five years. Organizational Cost have been expensed.


INCOME TAXES

The Company has not filed any tax returns. It is anticipated that if tax returns were filed, the company would have net operating losses. The current deficit of $13,864 at June 1, 2000 would potentially create a similar net operating loss, which could begin expiring for tax purposes in 2020.


USE OF ESTIMATES

The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 3. GOING CONCERN

Because of a deficiency in working capital and significant operating losses, there is doubt about the ability of the Company to continue in existence unless additional working capital is obtained. The Company currently has plans to raise sufficient working capital through equity financing and through the acquisition of companies having sufficient assets and cash flow to enable the Company to be self-sufficient and profitable.

                            SEARCHOUND.COM 2000, LTD.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 4. COMPANY FACILITIES

The company shares space with its sister company for no charge at 1700 Wyandotte Street Kansas City, Mo. 64108. See NOTE 7 for SoloSearch.com.


NOTE 5 ACCOUNTS PAYABLE

Loan to be paid back from funds available from parent company's 506 Reg D Offering. Amount was advanced by shareholder.


NOTE 6. CERTAIN RELATIONSHIPS

SearchHound.com, Inc is the parent company of both SoloSearch.com, Inc. and SearcHound.com 2000, Ltd.. License agreements and common transactions exist between the companies that may be eliminated in a consolidation of the companies.

                              SOLOSEARCH.COM, INC.

                          (A DEVELOPMENT STAGE COMPANY)








                          INTERIM FINANCIAL STATEMENTS
              FOR THE PERIOD ENDED JULY 11, 2000 AND JUNE 30, 2000
                    AND FOR THE YEAR ENDED DECEMBER 31, 1999





                          WILLIAM L. BUTCHER, CPA P.S.
                           Certified Public Accountant

                                 1620 3RD Street
                              Marysville, WA 98270
                              PHONE (360) 658-8347
                              FAX - (360) 658-1165

                                TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----
        Accountant's Report                                                               1

        Financial Statements

              Statements of Financial Position
                                                                                          2
              Statements of Loss and Accumulated Deficit
                                                                                          3
              Statements of Cash Flows
                                                                                          4
              Statements of Changes in Stockholders' Equity
                                                                                          5

        Notes to Financial Statements
                                                                                        6 & 7

                    [WILLIAM L. BUTCHER, CPA P.S. LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of SOLOSEARCH.COM, INC.
Kansas City, Mo.

I have audited the accompanying Statement of Financial Position of SoloSearch.com, Inc. (a Missouri corporation), (a development stage company), as of July 11, 2000, June 30, 2000, and December 31, 1999 and the related Statements of Loss and Deficit, Statement of Cash Flows for the interim periods ended July 11, 2000 and June 30, 2000, the years ended December 31, 1999 and inception (June 28, 1999) to July 11, 2000 and the Statement of Changes in Shareholders' Equity. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SoloSearch.com, Inc. (a Missouri corporation), (a development stage company), as of July 11, 2000, June 30, 2000, and December 31, 1999, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that SoloSearch.com, Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, SoloSearch.com, Inc. is engaged in new operations, and the ability to continue to exist as a going concern relies on the company's ability to retain adequate financing and to generate sufficient sales. These conditions raise substantial doubt about the company's ability to continue as a going concern. Management plans in this regard are described in Note 3. The financial statements do not include any adjustment that might result from the outcome of the uncertainty of future agreements, financing or sales.



/s/ WILLIAM L. BUTCHER, CPA P.S.

WILLIAM L. BUTCHER, CPA P.S.
Marysville, Washington
September 26, 2000

                              SOLOSEARCH.COM, INC.
                          (A Development Stage Company)
   Statement of Losses and Accumulated Deficit for the interim periods ended
    July 11, 2000 and June 30, 2000 and for the year ended December 31, 1999 and Inception to July 11, 2000


                                                                                                            Inception
                                                    Interim                                               June 28, 1999
                                                     Period                                                  through
                                                July 11, 2000     June 30, 2000     December 31, 1999     July 11, 2000
                                                -------------     -------------     -----------------    --------------
SALES                                            $       0           $  65,038           $  55,329           $ 120,366
EXPENSES
     Accounting Fees                                     0               1,934                 195               2,129
     Advertising                                     2,378               4,088                 873               7,339
     Banking                                             0                   6                   0                   6
     Computer Systems Exp                            2,528               4,604                 527               7,659
     Contract Labor                                  6,640              14,166                   0              20,806
     Depreciation                                        0               1,765                   0               1,765
     Design                                              0               2,860               1,175               4,035
     Dues & Subscriptions                                0                 527                 264                 791
     Entertainment                                       0               2,138                   0               2,138
     Equipment Lease                                   308               2,405                   0               2,713
     Insurance                                         294               6,105               4,067              10,467
     Investor & Public Relations                         0              22,668                   0              22,668
     Interest                                            0                  47                   0                  47
     Legal Fees                                          0              12,707                   0              12,707
     Meals                                               0               1,340                  56               1,396
     Office Exp                                         19              13,953               4,384              18,356
     Organizational Expenses                             0               8,702                   0               8,702
     Payroll Tax                                         0              10,102               3,943              14,045
     Rent                                            4,133              13,833                 600              18,567
     Repairs & Maintenance                             275                 310                   0                 585
     Salaries & Wages                                    0             106,700              44,923             151,624
     Software License Expenses                       2,995               8,406                 500              11,901
     Telephone                                       1,992               7,143                 766               9,901
     Travel                                              0              17,874               1,088              18,962
     Utilities                                         499                 978                   0               1,477
     Web-Internet Expenses                              95               7,554               1,035               8,684
                                                 ---------           ---------           ---------           ---------
        Total operating Expenses                    22,155             272,915              64,397             359,468
                                                 ---------           ---------           ---------           ---------
Net (Loss)                                         (22,155)           (207,877)             (9,069)           (239,101)

Accumulated Deficit beginning of period           (216,946)             (9,069)                  0                   0

Accumulated Deficit end of period                $(239,101)          $(216,946)          $  (9,069)          $(239,101)
                                                 =========           =========           =========           =========


   The accompanying notes are an intregal part of these financial statements.

                              SOLOSEARCH.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


        NOTE 1. THE COMPANY

        SOLOSEARCH.COM, INC.. (a Missouri corporation), hereinafter referred to as the "Company" was initially organized under the laws of the State of Missouri on June 28, 1999.

        The Company is in the business of marketing search engines over the Internet for the benefit of its licensed users.


        NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of significant accounting policies of SoloSearch.com, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.


        NATURE OF OPERATIONS

        See The Company above


        CASH AND CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.


        PROPERTY AND EQUIPMENT

        Property and equipment are stated at the lower of cost or fair market value. Depreciation is computed for financial statement purposes as well as for federal income tax purposes using the MACRS (Modified Accelerated Cost Recovery System) method of depreciation. Equipment and Leasehold improvements are depreciated over five years. Software is amortized over five years.


        INCOME TAXES

        The Company has not filed any tax returns. It is anticipated that if tax returns were filed, the company would have net operating losses. The current deficit of $239,101 at July 11, 2000 would potentially create a similar net operating loss, which could begin expiring for tax purposes in 2020.


        USE OF ESTIMATES

        The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


        NOTE 3. GOING CONCERN

        Because of a deficiency in working capital and significant operating losses, there is doubt about the ability of the Company to continue in existence unless additional working capital is obtained. The Company currently has plans to raise sufficient working capital through equity financing and through the acquisition of companies having sufficient assets and cash flow to enable the Company to be self-sufficient and profitable.

                              SOLOSEARCH.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


        NOTE 4. COMPANY FACILITIES

        The company rents space on a month-to-month basis at the 1700 Wyandotte Street Kansas City, Mo. 64108 $4,300 per month.


        NOTE 5 ACCOUNTS PAYABLE

        To facilitate operations the Company has borrowed $305,000 from it's sister Company SearchHound.com 2000, Inc. The Company and
        SearchHound.com 2000, Inc. have a common parent Searchhound.com 2000
        Ltd.


        NOTE 6 STOCKHOLDERS EQUITY

        On October 22, 1999 the Company approved the sale of 52,600 shares of Class A Voting Common Stock to October Capital, LLC. For $250,000.


        NOTE 7. CERTAIN RELATIONSHIPS

        SearchHound.com, Inc is the parent company of both SoloSearch.com, Inc. and SearchHound.com 2000 Ltd. License agreements, common transactions and common management exist between the companies that may be eliminated in a consolidation of the companies. At April 27, 2000 the management of SoloSearch.com, Inc. and SearchHound.com 2000 Ltd. was combined.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SearchHound.com, Inc.
                                       (Registrant)


Date:  September 26, 2000                   By: /s/ Dave L. Mullikin
     ----------------------------              ---------------------------------
                                         Dave L. Mullikin
                                         President and Chief Executive Officer